UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2020

InfuSystem Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35020	20-3341405
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3851 West Hamlin Road

Rochester Hills, Michigan 48309

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (248) 291-1210

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, par value $0.0001 per share	INFU	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) updates information disclosed in the Current Report on Form 8-K filed on February 7, 2020 (the “Original Form 8-K”) by InfuSystem Holdings, Inc. (the “Company”) relating to the departure of Greg Schulte, the Company’s former Chief Financial Officer. This Amendment is being filed to disclose the material terms of Mr. Schulte’s separation package, the terms of which were not yet finalized as of the time of the filing of the Original Form 8-K.

Item 5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 5, 2020, in connection with the Company’s and Mr. Schulte’s mutually agreed to separation, the Company and Mr. Schulte entered into a Separation Agreement and Release (the “Separation Agreement”). Pursuant to the Separation Agreement and in consideration of Mr. Schulte’s release of claims and his agreement to certain restrictive covenants, Mr. Schulte will receive certain severance benefits, including (a) a payment equal to $20,000 plus 3 months of his current base salary, and (b) for a period of three months, an amount equal to the cost of his COBRA health benefits if he enrolls for COBRA coverage.

The foregoing summary of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the Separation Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 9.01.      Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Separation Agreement and Release, dated March 5, 2020, by and between InfuSystem Holdings, Inc. and Greg Schulte.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFUSYSTEM HOLDINGS, INC.

By:	/s/ Richard A. DiIorio
Richard A. DiIorio
President and
Chief Executive Officer

Dated: March 9, 2020